Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File No.: 33-65632
SCHRODER SERIES TRUST
Supplement dated July 28, 2008 to
Prospectuses dated March 1, 2008 (as revised March 7, 2008)
With this supplement, the Investor Shares Prospectus and the Advisor Shares Prospectus (each, a “Prospectus” and together, the “Prospectuses”) are being updated for the Schroder Strategic Bond Fund (the “Fund”) with respect to its liquidation.
     Schroder Strategic Bond Fund. The Trustees of Schroder Series Trust have approved the liquidation of Schroder Strategic Bond Fund. The liquidation is currently expected to occur on or about September 30, 2008. The Fund will pay a liquidating distribution to all remaining shareholders at the time of the liquidation. In addition, at or before the time of the liquidation, the Fund may pay a dividend distribution, if necessary, of the Fund’s investment income and net capital gain, if any, for the taxable period ending with the liquidation.

     As of the date hereof, shares of Schroder Strategic Bond Fund are no longer being offered for sale.